                                                              EXHIBIT (g)(2)(ii)

(ING FUNDS LOGO)


December 28, 2005

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

         Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Fundamental Research Fund and ING Opportunistic LargeCap Fund, effective December 28, 2005, two newly established series of ING Equity Trust, and ING Global Real Estate Portfolio, effective January 3, 2006, a new established series of ING Investors Trust (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated November 30, 2005.

         The AMENDED EXHIBIT A has also been updated 1) to reflect name changes for ING Salomon Brothers Investors Portfolio to ING Lord Abbett Affiliated Portfolio, ING Capital Guardian Managed Global Portfolio to ING Templeton Global Growth Portfolio, ING Alliance Mid Cap Growth Portfolio to ING AllianceBernstein Mid Cap Growth Portfolio and ING Index Plus Protection Fund to ING Classic Index Plus Fund and 2) by the removal of ING Equity and Bond Fund, ING AIM Mid Cap Growth Portfolio, ING Government Fund, ING Value Opportunity Fund, ING VP Disciplined LargeCap Portfolio, ING VP MagnaCap Portfolio, ING VP Emerging Markets Fund, Inc. and ING GET Fund -- Series K, as these funds recently merged into other funds or were dissolved.

         Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.


                                                    Sincerely,


                                                    Todd Modic
                                                    Senior Vice President
                                                    ING Equity Trust
                                                    ING Investors Trust


ACCEPTED AND AGREED TO:
The Bank of New York

By:
       -------------------------------
Name:
       -------------------------------
Title:               , Duly Authorized
       -------------------------------



337 E. Doubletree Ranch Rd.         Tel: 480-477-3000           ING Equity Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700        ING Investors Trust
                                    www.ingfunds.com

                                AMENDED EXHIBIT A


FUND                                                                                           EFFECTIVE DATE
----                                                                                           --------------
ING CORPORATE LEADERS TRUST FUND
    ING Corporate Leaders Trust -- Series A                                                     May 17, 2004
    ING Corporate Leaders Trust -- Series B                                                     May 17, 2004

ING EQUITY TRUST
    ING Convertible Fund                                                                        June 9, 2003
    ING Disciplined LargeCap Fund                                                               June 9, 2003
    ING Financial Services Fund                                                                 June 9, 2003
    ING Fundamental Research Fund                                                            December 28, 2005
    ING LargeCap Growth Fund                                                                    June 9, 2003
    ING LargeCap Value Fund                                                                   February 1, 2004
    ING MidCap Opportunities Fund                                                               June 9, 2003
    ING MidCap Value Choice Fund                                                              February 1, 2005
    ING MidCap Value Fund                                                                       June 9, 2003
    ING Opportunistic LargeCap Fund                                                          December 28, 2005
    ING Principal Protection Fund                                                               June 2, 2003
    ING Principal Protection Fund II                                                            June 2, 2003
    ING Principal Protection Fund III                                                           June 2, 2003
    ING Principal Protection Fund IV                                                            June 2, 2003
    ING Principal Protection Fund V                                                             June 2, 2003
    ING Principal Protection Fund VI                                                            June 2, 2003
    ING Principal Protection Fund VII                                                           May 1, 2003
    ING Principal Protection Fund VIII                                                        October 1, 2003
    ING Principal Protection Fund IX                                                          February 2, 2004
    ING Principal Protection Fund X                                                             May 3, 2004
    ING Principal Protection Fund XI                                                          August 16, 2004
    ING Principal Protection Fund XII                                                        November 15, 2004
    ING Principal Protection Fund XIII                                                              TBD
    ING Principal Protection Fund XIV                                                               TBD
    ING Real Estate Fund                                                                        June 9, 2003
    ING SmallCap Opportunities Fund                                                             June 9, 2005
    ING SmallCap Value Choice Fund                                                            February 1, 2005
    ING SmallCap Value Fund                                                                     June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                                              April 7, 2003
    ING GNMA Income Fund                                                                       April 7, 2003
    ING High Yield Bond Fund                                                                   April 7, 2003
    ING Institutional Prime Money Market Fund                                                  July 29, 2005
    ING Intermediate Bond Fund                                                                 April 7, 2003
    ING National Tax-Exempt Bond Fund                                                          April 7, 2003

ING GET FUND
    ING GET Fund -- Series L                                                                   July 14, 2003
    ING GET Fund -- Series M                                                                   July 14, 2003
    ING GET Fund -- Series N                                                                   July 14, 2003
    ING GET Fund -- Series P                                                                   July 14, 2003
    ING GET Fund -- Series Q                                                                   July 14, 2003
    ING GET Fund -- Series R                                                                   July 14, 2003
    ING GET Fund -- Series S                                                                   July 14, 2003
    ING GET Fund -- Series T                                                                   July 14, 2003
    ING GET Fund -- Series U                                                                   July 14, 2003
    ING GET Fund -- Series V                                                                   March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND                                        March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND                                             October 27, 2005

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                                           June 9, 2003

ING INVESTORS TRUST
    ING AllianceBernstein Mid Cap Growth Portfolio                                            January 6, 2003
    ING American Funds Growth Portfolio                                                      September 2, 2003
    ING American Funds Growth-Income Portfolio                                               September 2, 2003
    ING American Funds International Portfolio                                               September 2, 2003
    ING Capital Guardian Small/Mid Cap Portfolio                                              January 13, 2003
    ING Capital Guardian U.S. Equities Portfolio                                              January 13, 2003
    ING Eagle Asset Capital Appreciation Portfolio                                            January 6, 2003
    ING Evergreen Health Sciences Portfolio                                                     May 3, 2004
    ING Evergreen Omega Portfolio                                                               May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                                                 January 6, 2003
    ING FMR(SM) Earnings Growth Portfolio                                                      April 29, 2005
    ING Global Real Estate Portfolio                                                          January 3, 2006
    ING Global Resources Portfolio                                                            January 13, 2003
    ING Goldman Sachs Tollkeeper(SM) Portfolio                                                January 6, 2003
    ING International Portfolio                                                               January 13, 2003
    ING Janus Contrarian Portfolio                                                            January 13, 2003
    ING JPMorgan Emerging Markets Equity Portfolio                                            January 13, 2003
    ING JPMorgan Small Cap Equity Portfolio                                                   January 13, 2003
    ING JPMorgan Value Opportunities Portfolio                                                 April 29, 2005
    ING Julius Baer Foreign Portfolio                                                         January 13, 2003
    ING Legg Mason Value Portfolio                                                            January 13, 2003
    ING LifeStyle Aggressive Growth Portfolio                                                   May 1, 2004
    ING LifeStyle Growth Portfolio                                                              May 1, 2004
    ING LifeStyle Moderate Growth Portfolio                                                     May 1, 2004
    ING LifeStyle Moderate Portfolio                                                            May 1, 2004

    ING Limited Maturity Bond Portfolio                                                       January 6, 2003
    ING Liquid Assets Portfolio                                                               January 6, 2003
    ING Lord Abbett Affiliated Portfolio                                                      January 6, 2003
    ING MarketPro Portfolio                                                                    August 1, 2005
    ING MarketStyle Growth Portfolio                                                           August 1, 2005
    ING MarketStyle Moderate Growth Portfolio                                                  August 1, 2005
    ING MarketStyle Moderate Portfolio                                                         August 1, 2005
    ING Marsico Growth Portfolio                                                              January 13, 2003
    ING Marsico International Opportunities Portfolio                                          April 29, 2005
    ING Mercury Large Cap Value Portfolio                                                     January 6, 2003
    ING Mercury Large Cap Growth Portfolio                                                    January 6, 2003
    ING MFS Mid Cap Growth Portfolio                                                          January 13, 2003
    ING MFS Total Return Portfolio                                                            January 13, 2003
    ING MFS Utilities Portfolio                                                                April 29, 2005
    ING Oppenheimer Main Street Portfolio(R)                                                  January 13, 2003
    ING PIMCO Core Bond Portfolio                                                             January 13, 2003
    ING PIMCO High Yield Portfolio                                                            November 5, 2003
    ING Pioneer Fund Portfolio                                                                 April 29, 2005
    ING Pioneer Mid Cap Value Portfolio                                                        April 29, 2005
    ING Salomon Brothers All Cap Portfolio                                                    January 6, 2003
    ING Stock Index Portfolio                                                                 November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                                          January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                                                 January 13, 2003
    ING Templeton Global Growth Portfolio                                                     January 13, 2003
    ING UBS U.S. Allocation Portfolio                                                         January 6, 2003
    ING Van Kampen Equity Growth Portfolio                                                    January 13, 2003
    ING Van Kampen Global Franchise Portfolio                                                 January 13, 2003
    ING Van Kampen Growth and Income Portfolio                                                January 13, 2003
    ING Van Kampen Real Estate Portfolio                                                      January 13, 2003
    ING VP Index Plus International Equity Portfolio                                           July 29, 2005
    ING Wells Fargo Mid Cap Disciplined Portfolio                                             January 6, 2003
    ING Wells Fargo Small Cap Disciplined Portfolio                                          November 30, 2005

ING MAYFLOWER TRUST
    ING International Value Fund                                                              November 3, 2003

ING MUTUAL FUNDS
    ING Diversified International Fund                                                        December 7, 2005
    ING Emerging Countries Fund                                                               November 3, 2003
    ING Emerging Markets Fixed Income Fund                                                    December 7, 2005
    ING Foreign Fund                                                                            July 1, 2003
    ING Global Equity Dividend Fund                                                          September 2, 2003
    ING Global Real Estate Fund                                                               November 3, 2003
    ING Global Value Choice Fund                                                              November 3, 2003
    ING Greater China Fund                                                                    December 7, 2005
    ING Index Plus International Equity Fund                                                  December 7, 2005

    ING International Capital Appreciation Fund                                               December 7, 2005
    ING International Fund                                                                    November 3, 2003
    ING International SmallCap Fund                                                           November 3, 2003
    ING International Value Choice Fund                                                       February 1, 2005
    ING Precious Metals Fund                                                                  November 3, 2003
    ING Russia Fund                                                                           November 3, 2003

ING PARTNERS, INC.
    ING American Century Large Company Value Portfolio                                        January 10, 2005
    ING American Century Select Portfolio                                                     January 10, 2005
    ING American Century Small Cap Value Portfolio                                            January 10, 2005
    ING Baron Asset Portfolio                                                                 December 7, 2005
    ING Baron Small Cap Growth Portfolio                                                      January 10, 2005
    ING Davis Venture Value Portfolio                                                         January 10, 2005
    ING Fidelity(R) VIP Contrafund(R) Portfolio                                              November 15, 2004
    ING Fidelity(R) VIP Equity-Income Portfolio                                              November 15, 2004
    ING Fidelity(R) VIP Growth Portfolio                                                     November 15, 2004
    ING Fidelity(R) VIP Mid Cap Portfolio                                                    November 15, 2004
    ING Fundamental Research Portfolio                                                        January 10, 2005
    ING Goldman Sachs(R) Capital Growth Portfolio                                             January 10, 2005
    ING Goldman Sachs(R) Core Equity Portfolio                                                January 10, 2005
    ING JPMorgan Fleming International Portfolio                                              January 10, 2005
    ING JPMorgan Mid Cap Value Portfolio                                                      January 10, 2005
    ING Lord Abbett U.S. Government Securities Portfolio                                      December 7, 2005
    ING MFS Capital Opportunities Portfolio                                                   January 10, 2005
    ING Neuberger Berman Partners Portfolio                                                   December 7, 2005
    ING Neuberger Berman Regency Portfolio                                                    December 7, 2005
    ING OpCap Balanced Value Portfolio                                                        January 10, 2005
    ING Oppenheimer Global Portfolio                                                          January 10, 2005
    ING Oppenheimer Strategic Income Portfolio                                                January 10, 2005
    ING PIMCO Total Return Portfolio                                                          January 10, 2005
    ING Pioneer High Yield Portfolio                                                          December 7, 2005
    ING Salomon Brothers Aggressive Growth Portfolio                                          January 10, 2005
    ING Salomon Brothers Large Cap Growth Portfolio                                           January 10, 2005
    ING Solution 2015 Portfolio                                                                April 29, 2005
    ING Solution 2025 Portfolio                                                                April 29, 2005
    ING Solution 2035 Portfolio                                                                April 29, 2005
    ING Solution 2045 Portfolio                                                                April 29, 2005
    ING Solution Income Portfolio                                                              April 29, 2005
    ING T. Rowe Price Diversified Mid Cap Growth Portfolio                                    January 10, 2005
    ING T. Rowe Price Growth Equity Portfolio                                                 January 10, 2005
    ING Templeton Foreign Equity Portfolio                                                   November 30, 2005
    ING UBS U.S. Large Cap Equity Portfolio                                                   January 10, 2005
    ING Van Kampen Comstock Portfolio                                                         January 10, 2005
    ING Van Kampen Equity and Income Portfolio                                                January 10, 2005

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                                     June 2, 2003
    ING Aeltus Money Market Fund                                                                June 2, 2003
    ING Balanced Fund                                                                           June 2, 2003
    ING Classic Index Plus Fund                                                                 June 2, 2003
    ING Equity Income Fund                                                                      June 9, 2003
    ING Global Science and Technology Fund                                                      June 2, 2003
    ING Growth Fund                                                                             June 9, 2003
    ING Index Plus LargeCap Fund                                                                June 9, 2003
    ING Index Plus MidCap Fund                                                                  June 9, 2003
    ING Index Plus SmallCap Fund                                                                June 9, 2003
    ING International Growth Fund                                                             November 3, 2003
    ING Small Company Fund                                                                      June 9, 2003
    ING Strategic Allocation Balanced Fund                                                      June 2, 2003
    ING Strategic Allocation Growth Fund                                                        June 2, 2003
    ING Strategic Allocation Income Fund                                                        June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio                                              July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                                                July 7, 2003
    ING VP Strategic Allocation Income Portfolio                                                July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                                          July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio -- Series 1                                                    June 13, 2003
    ING GET U.S. Core Portfolio -- Series 2                                                  September 12, 2003
    ING GET U.S. Core Portfolio -- Series 3                                                  December 12, 2003
    ING GET U.S. Core Portfolio -- Series 4                                                    March 12, 2004
    ING GET U.S. Core Portfolio -- Series 5                                                    June 11, 2004
    ING GET U.S. Core Portfolio -- Series 6                                                  September 10, 2004
    ING GET U.S. Core Portfolio -- Series 7                                                  December 10, 2004
    ING GET U.S. Core Portfolio -- Series 8                                                    March 9, 2005
    ING GET U.S. Core Portfolio -- Series 9                                                     June 8, 2005
    ING GET U.S. Core Portfolio -- Series 10                                                 September 7, 2005
    ING GET U.S. Core Portfolio -- Series 11                                                  December 6, 2005
    ING GET U.S. Core Portfolio -- Series 12                                                   March 2, 2006
    ING VP Global Equity Dividend Portfolio                                                   November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Global Science and Technology Portfolio                                              July 7, 2003
    ING VP Growth Portfolio                                                                     July 7, 2003
    ING VP Index Plus LargeCap Portfolio                                                        July 7, 2003
    ING VP Index Plus MidCap Portfolio                                                          July 7, 2003
    ING VP Index Plus SmallCap Portfolio                                                        July 7, 2003

    ING VP International Equity Portfolio                                                     November 3, 2003
    ING VP Small Company Portfolio                                                              July 7, 2003
    ING VP Value Opportunity Portfolio                                                          July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                                              October 6, 2003
    ING VP Financial Services Portfolio                                                         May 1, 2004
    ING VP High Yield Bond Portfolio                                                          October 6, 2003
    ING VP International Value Portfolio                                                      November 3, 2003
    ING VP LargeCap Growth Portfolio                                                          October 6, 2003
    ING VP MidCap Opportunities Portfolio                                                     October 6, 2003
    ING VP Real Estate Portfolio                                                                May 1, 2004
    ING VP SmallCap Opportunities Portfolio                                                   October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                                 July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                                                              July 7, 2003

ING VP MONEY MARKET PORTFOLIO                                                                   July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                                October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                                            October 6, 2003
    The Bond Portfolio                                                                        October 6, 2003
    The Money Market Portfolio                                                                October 6, 2003
    The Stock Portfolio                                                                       October 6, 2003